SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 13:-	SUBSEQUENT EVENTS

In January 2017, the Company’s Board of Directors resolved to grant 712,500 options to employees and directors with an exercise price of $ 2.26 per share. Following the changes in the stock price and the Company’s will to retain its employees, in March 2017, the Company's Board of Directors decided to cancel the previous resolution to grant options and instead grant 1,507,178 options to employees and directors with an exercise price of $ 1.19 per share. As part of March 2017 resolution, 55,000 of unvested options granted on March 2, 2016 were also cancelled to certain officers. In addition, the Board of Directors resolved to increase the Company's option pool to 4,487,334 options.

As part of a process of adjusting the Company’s resources to the new business strategy, the Company is undergoing a reduction in force.